Note 5 - Notes Payable	9 Months Ended
Jul. 31, 2014
Notes
Note 5 - Notes Payable

NOTE 5 – Notes Payable

Notes Payable Affiliates—In December 2010, the Company entered into a purchase and sale agreement to acquire certain oil and gas assets located in Adams, Broomfield, Huerfano, Las Animas, Morgan and Weld Counties Colorado. The Company issued 2,500,000 shares of its $0.0001 par value Common Stock and a promissory note for $360,000 bearing interest at 10% with an original maturity date of March 1, 2011. The shares were valued at $1 per share based on sales of the Company’s common stock to third-parties. The promissory note is collateralized by the property and equipment transferred and was subsequently subrogated to a convertible promissory note on January 12, 2012.  On July 30, 2013, the maturity date of the note was extended to December 11, 2015.  The balance on the note is $107,070 at July 31, 2014 with interest accrued in the amount of $1,880.